Alpha Architect International Quantitative Momentum ETF
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 97.4%
Denmark - 4.0%
Novo Nordisk A/S	14,199	$1,467,905
Pandora A/S	10,266	1,418,726
		2,886,631

France - 4.1%
Credit Agricole S.A.	110,152	1,562,829
Safran S.A.	8,205	1,444,371
		3,007,200

Germany - 10.1%
Commerzbank AG	115,831	1,375,896
Gerresheimer AG	15,090	1,571,736
Heidelberg Materials AG	17,762	1,587,097
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,392	1,404,596
Talanx AG	19,450	1,388,151
		7,327,476

Ireland - 4.4%
AIB Group PLC	307,342	1,316,443
CRH PLC	26,758	1,850,584
		3,167,027

Italy - 9.7%
A2A S.p.A.	668,154	1,371,212
Banco BPM S.p.A.	257,957	1,361,490
Buzzi S.p.A.	49,465	1,503,871
Ferrari N.V.	3,896	1,318,523
Leonardo S.p.A.	89,871	1,481,744
		7,036,840

Japan - 36.9%(a)
Aisin Corp.	36,114	1,263,478
Asics Corp.	37,959	1,189,382
Disco Corp.	6,345	1,574,099
Japan Exchange Group, Inc.	66,472	1,406,284
JFE Holdings, Inc.	91,224	1,415,266
Kansai Electric Power Co., Inc.	100,445	1,333,568
Kawasaki Kisen Kaisha Ltd.	37,952	1,628,437
Kobe Steel Ltd.	113,916	1,474,041
Mitsubishi HC Capital, Inc.	205,667	1,381,032
Mitsubishi UFJ Financial Group, Inc.	156,924	1,348,322

Alpha Architect International Quantitative Momentum ETF
Schedule of Investments (Continued)
December 31, 2023 (Unaudited)

	Shares	Value
NEC Corp.	23,942	1,417,842
Nippon Steel Corp.	57,384	1,314,541
NOK Corp.	105,527	1,408,149
SCREEN Holdings Co. Ltd.	18,467	1,562,492
Sumitomo Mitsui Financial Group, Inc.	27,169	1,325,693
T&D Holdings, Inc.	90,644	1,440,340
TBS Holdings, Inc.	70,286	1,494,948
Tokyo Seimitsu Co. Ltd.	23,289	1,432,191
Zensho Holdings Co. Ltd.	25,851	1,354,702
		26,764,807

Jordan - 2.0%
Hikma Pharmaceuticals PLC	63,061	1,438,009

Norway - 1.9%
Frontline PLC	69,081	1,385,074

Singapore - 2.0%
Sembcorp Industries Ltd.	368,414	1,482,310

Spain - 6.2%
ACS Actividades de Construccion y Servicios S.A.	35,724	1,583,807
Indra Sistemas S.A.	91,822	1,419,133
Industria de Diseno Textil S.A.	33,509	1,458,602
		4,461,542

Switzerland - 2.1%
Logitech International S.A.	16,300	1,545,792

United Kingdom - 14.0%
3i Group PLC	50,883	1,570,211
B&M European Value Retail S.A.	187,737	1,340,551
BAE Systems PLC	108,576	1,536,890
Centrica PLC	724,092	1,298,147
Games Workshop Group PLC	10,505	1,321,611
HSBC Holdings PLC	188,918	1,530,310
Rolls-Royce Holdings PLC(b)	401,846	1,535,101
		10,132,821
TOTAL COMMON STOCKS (Cost $65,866,418)		70,635,529

PREFERRED STOCKS - 2.2%
Germany - 2.2%
Jungheinrich AG	44,097	1,617,176
TOTAL PREFERRED STOCKS (Cost $1,434,262)		1,617,176

Alpha Architect International Quantitative Momentum ETF
Schedule of Investments (Continued)
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.30%(c)	112,400	112,400
TOTAL SHORT-TERM INVESTMENTS (Cost $112,400)		112,400

TOTAL INVESTMENTS - 99.8% (Cost $67,413,080)		$72,365,105
Other Assets in Excess of Liabilities - 0.2%		174,419
TOTAL NET ASSETS - 100.0%		$72,539,524

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a) To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.
(b) Non-income producing security.
(c) The rate shown represents the 7-day effective yield as of December 31, 2023.

ALPHA ARCHITECT INTERNATIONAL QUANTITATIVE MOMENTUM ETF

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ALPHA ARCHITECT INTERNATIONAL QUANTITATIVE MOMENTUM ETF

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments*
Common Stocks	$70,635,529	$—	$—	$70,635,529
Preferred Stocks	1,617,176			1,617,176
Money Market Funds	112,400	—	—	112,400
Total Investments in Securities	$72,365,105	$—	$—	$72,365,105

*	Refer to the Schedule of Investments for country classifications.

During the fiscal year ended December 31, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.